[LETTER HEAD OF KPMG LLP]

                             KPMG LLP
                             Suite 1000
                             1000 Walnut Street
                             Kansas City, MO 64106-2162

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Kansas City Life Variable Annuity Separate Account
 and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We consent to the use of our reports dated February 27, 2006, with respect to the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ending December 31, 2005; management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, and the effectiveness of internal control over financial reporting as of December 31, 2005; and to the use of our report dated April 27, 2006, with respect to the statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of individual subaccounts as listed in note 1) as of December 31, 2005, and the related statement of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and financial highlights for each of the years in the five-year period then ended, which reports appear in the Statement of Additional Information accompanying the Prospectus of Century II Variable Annuity, included in the Post-Effective Amendment No. 13 to the Registration Statement under the Securities Exchange Act of 1933 (File No. 33-89984) on Form N-4 and Amendment No. 26 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-08994) on Form N-4 and to the reference to our firm under the heading "Experts," also in the Statement of Additional Information. Our report on the Kansas City Life Variable Annuity Separate Account refers to the restatement of its financial statements for each of the years in the four year period ended December 31, 2004.

                           /s/ KPMG LLP

Kansas City, Missouri
April 27, 2006